Exhibit 31.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Huihe Zheng, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A2 of QDM International Inc. (the “registrant”); and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: December 15, 2023

/s/ Huihe Zheng
Name:	Huihe Zheng
Title:	Chief Executive Officer (Principal Executive Officer)